UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2005

RENAISSANCE LEARNING, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-22187	39-1559474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2911 Peach Street P.O. Box 8036 Wisconsin Rapids, Wisconsin (Address of principal executive offices)	54495-8036 (Zip code)

                    (715) 424-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On January 31, 2005, Renaissance Learning, Inc. (the “Company” or “Renaissance”) held a conference call, which was open to the public, to discuss its results of operations for the fourth quarter and year ended December 31, 2004.  A copy of the transcript of the conference call (the “Conference Call Transcript”) is attached hereto as an exhibit and incorporated herein by reference.

The information in this Item, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Additional Information

The Conference Call Transcript makes reference to the proposed merger with AlphaSmart, Inc. (“AlphaSmart”).  AlphaSmart and Renaissance intend to file a registration statement on Form S-4, which will include a proxy statement/prospectus and other relevant materials in connection with the proposed merger transaction involving AlphaSmart and Renaissance.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THIS FILING WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION.  Investors and security holders may obtain free copies of these documents and other documents filed with the SEC when they become available at the SEC’s website at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by AlphaSmart at AlphaSmart’s website at www.alphasmart.com or by contacting AlphaSmart investor relations at IR@alphasmart.com or via telephone at (408) 355-1029.  Investors and security holders may obtain free copies of the documents filed with the SEC by Renaissance by directing such requests to Renaissance Learning, Inc., Attention: Corporate Secretary, 2911 Peach Street, P.O. Box 8036, Wisconsin Rapids, Wisconsin 54995 or via telephone at (715) 424-3636.

Renaissance, AlphaSmart and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of AlphaSmart in connection with the merger transaction.  Information regarding directors and executive officers of AlphaSmart and Renaissance and their respective interests in the proposed transaction will be available in the proxy/prospectus of AlphaSmart and Renaissance described above and other relevant materials to be filed with the SEC.

Item 9.01.  Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.	Description

99.1	Transcript of earnings release conference call held on January 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 1, 2005

RENAISSANCE LEARNING, INC.

By:  /s/ Mary T. Minch

Mary T. Minch

Vice President-Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of earnings release conference call held on January 31, 2005